                                                                    EXHIBIT 24.1

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Marc A. Silverman and Karen M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Inc., for the fiscal year ended November 30, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to de done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of February 27, 1998

             SIGNATURES                                      TITLE
-------------------------------------    ---------------------------------------------

      /s/ RICHARD S. FULD, JR.                   Chief Executive Officer and,
-------------------------------------              Chairman of the Board of
        Richard S. Fuld, Jr.                               Directors
                                                 (principal executive officer)

        /s/ CHARLES B. HINTZ                        Chief Financial Officer
-------------------------------------                    and Director
          Charles B. Hintz               (principal financial and accounting officer)

        /s/ ROGER S. BERLIND                               Director
-------------------------------------
          Roger S. Berlind

      /s/ HOWARD L. CLARK, JR.                             Director
-------------------------------------
        Howard L. Clark, Jr.

         /s/ FREDERICK FRANK                               Director
-------------------------------------
           Frederick Frank

        /s/ HARVEY M. KRUEGER                              Director
-------------------------------------
          Harvey M. Krueger

       /s/ BRUCE R. LAKEFIELD                              Director
-------------------------------------
         Bruce R. Lakefield

      /s/ SHERMAN R. LEWIS, JR.                            Director
-------------------------------------
        Sherman R. Lewis, Jr.